Exhibit 99.1

This English translation is for convenience purposes only. This is not an official translation and is not binding. Whilst reasonable care and skill have been exercised in the preparation hereof, no translation can ever perfectly reflect the original Hebrew version. In the event of any discrepancy between the Hebrew version and this translation, the Hebrew version shall prevail.

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.

INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2024

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Condensed Consolidated Statements of Financial Position	2

Condensed Consolidated Statements of Profit or Loss	3

Condensed Consolidated Statements of Equity	4-5

Condensed Consolidated Statements of Cash Flows	6-7

Notes to Interim Condensed Consolidated Financial Statements	8-17

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PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30,		December 31,
	2024	2023	2023
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$40,424	$69,344	$95,092
Financial assets at fair value through profit or loss	8,598	30,474	41,609
Rents and other receivables, net	3,041	3,107	3,366
Prepaid expenses and other assets	6,491	8,293	9,669
Restricted cash	22,510	10,217	36,452
	81,064	121,435	186,188
NON-CURRENT ASSETS
Investment properties	1,433,138	1,578,312	1,493,587
Property plant and equipment - hotel, net	36,831	41,115	40,634
Goodwill	949	5,436	949
Investment in joint ventures	176,493	107,321	148,582
Restricted cash	16,504	35,767	23,171
	1,663,915	1,767,951	1,706,923
Total assets	$1,744,979	$1,889,386	$1,893,111

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Notes payable	$178,813	$282,656	$163,823
Bonds payable	102,843	100,667	107,241
Accounts payable and accrued liabilities	25,500	20,796	28,660
Due to affiliates	13,574	6,684	9,538
Other liabilities	20,072	29,657	19,107
	340,802	440,460	328,369

NON-CURRENT LIABILITIES
Notes payable, net	455,330	391,185	456,439
Bonds payable, net	262,457	201,334	301,180
Lease obligation	9,224	9,131	9,177
Rental security deposits	4,528	4,270	4,623
Other liabilities	9,964	16,891	10,433
	741,503	622,811	781,852
Total liabilities	1,082,305	1,063,271	1,110,221

EQUITY
Owner's net equity	654,858	815,100	772,166
Non-controlling interests	7,816	11,015	10,724
Total equity	662,674	826,115	782,890
Total liabilities and equity	$1,744,979	$1,889,386	$1,893,111
The accompanying notes are an integral part of the interim condensed consolidated financial statements.

August 28, 2024	/s/ Michael Allen Bender	/s/ Jodi Kremerman	/s/ Keith David Hall
Date of approval of	Bender, Michael Allen	Kremerman, Jodi	Hall, Keith David
financial statements	Chief Financial Officer	Chairwoman of Board of Directors	Chief Executive Officer

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2024	2023	2024	2023	2023
	Unaudited				Audited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$57,615	$59,785	$28,889	$29,964	$121,974
Tenant reimbursements	5,622	6,116	2,501	2,981	12,309
Hotel revenues	5,039	5,478	2,235	2,565	9,153
Other operating income	961	1,039	489	552	2,097
Total revenues and other income	69,237	72,418	34,114	36,062	145,533

Expenses:
Operating, maintenance, and management fees	(22,945)	(23,226)	(11,657)	(11,599)	(50,446)
Real estate taxes and insurance	(13,031)	(12,260)	(6,555)	(5,843)	(28,213)
Hotel expenses	(3,657)	(3,945)	(1,781)	(1,976)	(6,945)
Total expenses	(39,633)	(39,431)	(19,993)	(19,418)	(85,604)
Gross profit	29,604	32,987	14,121	16,644	59,929

Fair value adjustment of investment properties, net	(79,760)	(93,373)	(27,960)	(34,429)	(113,281)
Depreciation	(572)	(629)	(292)	(315)	(1,263)
Equity in loss of joint ventures, net	(9,281)	(53,021)	(4,925)	(30,958)	(43,187)
Asset management fees to affiliates	(7,974)	(7,683)	(3,872)	(3,710)	(15,415)
Impairment charges on goodwill	—	—	—	—	(4,487)
Impairment charges on property plant and equipment, hotel	(3,454)	—	—	—	—
General and administrative expenses	(4,590)	(3,675)	(2,832)	(2,147)	(4,932)
Operating loss	(76,027)	(125,394)	(25,760)	(54,915)	(122,636)

Finance income	738	1,216	283	1,012	3,347
Finance loss from financial assets at fair value through profit or loss	(16,551)	(14,012)	(1,279)	(3,977)	(718)
Finance expenses, net	(34,782)	(31,819)	(18,009)	(15,788)	(68,216)
Foreign currency transaction gain (loss), net	11,280	(3,553)	7,367	(6,272)	(18,712)
Net loss before income taxes	$(115,342)	$(173,562)	$(37,398)	$(79,940)	$(206,935)
Income tax provision	—	(3,662)	—	—	(6,576)
Net loss	$(115,342)	$(177,224)	$(37,398)	$(79,940)	$(213,511)

Net loss attributable to owner	$(112,308)	$(176,280)	$(34,748)	$(79,734)	$(212,214)
Net loss attributable to non-controlling interests	(3,034)	(944)	(2,650)	(206)	(1,297)
Net loss	$(115,342)	$(177,224)	$(37,398)	$(79,940)	$(213,511)
Total comprehensive loss	$(115,342)	$(177,224)	$(37,398)	$(79,940)	$(213,511)
The accompanying notes are an integral part of the interim condensed consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

	Owner contributions	Retained earnings (deficit)	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance as of January 1, 2024	$693,554	$35,538	$43,074	$772,166	$10,724	$782,890
Net loss	—	(112,308)	—	(112,308)	(3,034)	(115,342)
Total comprehensive loss	—	(112,308)	—	(112,308)	(3,034)	(115,342)
Distribution to owner	—	(5,000)	—	(5,000)	—	(5,000)
Noncontrolling interest contributions	—	—	—	—	397	397
Noncontrolling interest distribution	—	—	—	—	(271)	(271)
Balance as of June 30, 2024	$693,554	$(81,770)	$43,074	$654,858	$7,816	$662,674

	Owner contributions	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance as of January 1, 2023	$693,554	$256,752	$43,074	$993,380	$12,572	$1,005,952
Net loss	—	(176,280)	—	(176,280)	(944)	(177,224)
Total comprehensive loss	—	(176,280)	—	(176,280)	(944)	(177,224)
Distributions to owner	—	(2,000)	—	(2,000)	—	(2,000)
Noncontrolling interest distribution	—	—	—	—	(613)	(613)
Balance as of June 30, 2023	$693,554	$78,472	$43,074	$815,100	$11,015	$826,115

	Owner contributions	Retained earnings (deficit)	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance as of April 1, 2024	$693,554	$(42,022)	$43,074	$694,606	$10,690	$705,296
Net loss	—	(34,748)	—	(34,748)	(2,650)	(37,398)
Total comprehensive loss	—	(34,748)	—	(34,748)	(2,650)	(37,398)
Distributions to owner	—	(5,000)	—	(5,000)	—	(5,000)
Noncontrolling interest contribution	—	—	—	—	47	47
Noncontrolling interest distribution	—	—	—	—	(271)	(271)
Balance as of June 30, 2024	$693,554	$(81,770)	$43,074	$654,858	$7,816	$662,674
The accompanying notes are an integral part of the interim condensed consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY (CONTINUED)

	Owner contributions	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance as of April 1, 2023	$693,554	$160,206	$43,074	$896,834	$11,834	$908,668
Net loss	—	(79,734)	—	(79,734)	(206)	(79,940)
Total comprehensive loss	—	(79,734)	—	(79,734)	(206)	(79,940)
Distribution to owner	—	(2,000)	—	(2,000)	—	(2,000)
Noncontrolling interest distribution	—	—	—	—	(613)	(613)
Balance as of June 30, 2023	$693,554	$78,472	$43,074	$815,100	$11,015	$826,115

	Owner contributions	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited
	U.S. dollars in thousands
Balance as of January 1, 2023	$693,554	$256,752	$43,074	$993,380	$12,572	$1,005,952
Net loss	—	(212,214)	—	(212,214)	(1,297)	(213,511)
Total comprehensive loss	—	(212,214)	—	(212,214)	(1,297)	(213,511)
Distributions to owner	—	(9,000)	—	(9,000)	—	(9,000)
Noncontrolling interests contributions	—	—	—	—	543	543
Noncontrolling interests distributions	—	—	—	—	(1,094)	(1,094)
Balance as of December 31, 2023	$693,554	$35,538	$43,074	$772,166	$10,724	$782,890
The accompanying notes are an integral part of the interim condensed consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2024	2023	2024	2023	2023
	Unaudited				Audited
	U.S. dollars in thousands
Cash Flows from Operating Activities:
Net loss	$(115,342)	$(177,224)	$(37,398)	$(79,940)	$(213,511)
Adjustments to reconcile net loss to net cash provided by operating activities:
Equity in loss of joint ventures, net	9,281	53,021	4,925	30,958	43,187
Fair value adjustment on investment properties, net	79,760	93,373	27,960	34,429	113,281
Depreciation	572	629	292	315	1,263
Impairment charges on goodwill	—	—	—	—	4,487
Impairment charges on property plant and equipment - hotel	3,454	—	—	—	—
Income tax provision	—	3,662	—	—	6,576
Deferred rent	(325)	(1,602)	(290)	(709)	(176)
Credit loss on financial assets	898	988	492	529	4,923
Finance expenses, net	34,782	31,819	18,009	15,788	68,216
Finance income	(738)	(1,216)	(283)	(1,012)	(3,347)
Finance loss from financial assets at fair value through profit or loss	16,551	14,012	1,279	3,978	718
Foreign currency transaction (gain) loss, net	(11,280)	3,553	(7,367)	6,272	18,712
	17,613	21,015	7,619	10,608	44,329
Changes in assets and liabilities:
Restricted cash	10,405	13,809	(3,310)	(2,264)	5,107
Rents and other receivables, net	(573)	(1,053)	(241)	(281)	(5,096)
Prepaid expenses and other assets	(1,129)	(2,570)	(2,425)	437	(115)
Accounts payable and accrued liabilities	(3,009)	(7,512)	611	(1,977)	(2,175)
Rental security deposits	(95)	(955)	(27)	(670)	(1,868)
Due to affiliates	2,886	4,070	47	3,655	6,924
Other liabilities	(3,738)	2,671	256	(1,706)	3,336
Lease incentive additions	—	(272)	—	(738)	—
	4,747	8,188	(5,089)	(3,544)	6,113
Net cash provided by operating activities	22,360	29,203	2,530	7,064	50,442

Cash Flows from Investing Activities:
Improvements to investment properties	(17,512)	(10,394)	(7,650)	(3,620)	(23,177)
Proceeds from sales of investment properties, net	3,126	40,794	1,628	6,655	123,846
Taxes paid related to sales of investment properties	—	—	—	—	(11,500)
Contributions to joint ventures	(38,689)	—	(23,055)	—	(30,284)
Distribution of capital from joint venture	1,497	1,144	1,497	—	—
Proceeds from the sale of investments in financial assets at fair value through profit or loss, net	16,379	13,557	2,070	13,557	13,946
Purchase of interest rate caps	(1,447)	(347)	(506)	(347)	(1,236)
Proceeds from interest rate caps	1,687	—	209	—	—
Payments on foreign currency derivatives, net	(478)	(17,964)	—	(11,712)	(30,209)
Finance income received	738	1,195	108	991	3,176
Dividend income received from financial assets at fair value through profit or loss	81	2,246	3	251	4,014
Proceeds for development obligations	5	434	1	434	12,005
Payments for development obligations	(3,905)	—	(1,655)	—	(8,689)
(Payments) proceeds from capital expenditures	—	(281)	—	(210)	209
Net cash (used in) provided by investing activities	(38,518)	30,384	(27,350)	5,999	52,101
The accompanying notes are an integral part of the interim condensed consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2024	2023	2024	2023	2023
	Unaudited				Audited
	U.S. dollars in thousands
Cash Flows from Financing Activities:
Proceeds from notes and bonds payable	$98,850	$980	$77,288	$—	$98,502
Principal payments on notes and bonds payable	(115,169)	(56,922)	(6,173)	(54,081)	(111,243)
Payments of deferred financing costs	(3,890)	(1,602)	(2,468)	(1,130)	(5,416)
Interest paid	(30,490)	(24,419)	(14,395)	(8,495)	(58,884)
Noncontrolling interest contributions	397	—	47	—	543
Noncontrolling interest distributions	(271)	(613)	(271)	(613)	(1,094)
Release (distribution) of restricted cash for debt service obligations	15,212	—	(5,344)	—	(16,640)
Distributions to owner	(3,850)	(2,000)	(3,175)	(2,000)	(7,453)
Net cash (used in) provided by financing activities	(39,211)	(84,576)	45,509	(66,319)	(101,685)
Effect of exchange rate changes on cash and cash equivalents	701	(58)	(44)	(73)	(157)
Net (decrease) increase in cash and cash equivalents	(54,668)	(25,047)	20,645	(53,329)	701
Cash and cash equivalents, beginning of period	95,092	94,391	19,779	122,673	94,391
Cash and cash equivalents, end of period	$40,424	$69,344	$40,424	$69,344	$95,092

Supplemental Disclosure of Noncash Activities:

Accrued development obligations	$7,313	$8,982	$7,313	$8,982	$11,213
Accrued improvements to investment properties	$2,814	$1,915	$2,814	$1,915	$4,108
Distribution payable to owner	$2,704	$—	$2,704	$—	$1,750
Asset management fee reimbursement payable to owner	$9,658	$5,103	$9,658	$5,103	$7,047

The accompanying notes are an integral part of the interim condensed consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 1:    GENERAL INFORMATION

These financial statements have been prepared in a condensed format as of June 30, 2024 and for the six and three months period then ended ("interim condensed consolidated financial statements"). These interim condensed consolidated financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2023 and for the year then ended and the accompanying notes ("annual financial statements").

The Company and its subsidiaries (the "Group") operate in the investment real estate industry in the United States, which includes mainly investment in office, residential real estate, and undeveloped lands. In addition, the Company invests in joint ventures and a real estate equity security. The Company has three reporting segments: 1) strategic opportunistic properties 2) residential homes and 3) hotel.

As of June 30, 2024, the Company consolidated nine office complexes, encompassing, in the aggregate, approximately 3.2 million rentable square feet and these properties were 68% occupied. In addition, the Company owned one residential home portfolio consisting of 2,155 residential homes, and two apartment properties containing 609 units, which were 95% and 91% occupied, respectively. The Company also owned one hotel property with 196 rooms, four investments in undeveloped land with approximately 581 developable acres, and one office/retail development property, three investments in unconsolidated joint ventures and one financial assets at fair value through profit or loss.

Due to elevated interest rates, we may experience restrictions in our liquidity with respect to certain financial covenant requirements, our inability to refinance maturing debt in part or in full as it comes due and higher debt service costs and reduced yields relative to cost of debt. If we are unable to find alternative credit arrangements or other funding in a high interest environment, our business needs may not be adequately met. Based on interest rates as of June 30, 2024, if interest rates were 100 basis points higher or lower during the six months ending June 30, 2024, the annualized interest expense on our variable rate debt would increase or decrease by $2.8 million and $2.9 million, respectively.

In addition, tenants and potential tenants of the Company’s properties may be adversely impacted by inflation and rising interest rates, which could negatively impact the Company’s tenants’ ability to pay rent and the demand for the Company’s properties. Such adverse impacts on the Company’s tenants may cause increased vacancies, which may add pressure to lower rents and increase the Company’s expenditures for re-leasing.

As of June 30, 2024, the Company had a working capital shortfall amounting to $259.7 million, primarily attributed to loan and bond payments due in the year following the date of the statement of financial position. The Company intends to refinance or restructure loans as they come due based on the Company’s relationship with third-party lenders and its past experience placing debt on its properties. There are no significant limitations on the Company’s ability to withdraw funds from the Company’s subsidiaries, except for restricted cash. The Company expects to generate cash flow from additional asset sales in the year following the date of the statement of financial position and subsequent to June 30, 2024, the Company issued additional Series D bonds for 299.0 million Israeli new shekels (approximately $80.8 million as of August 20, 2024) par value through a public offering. Refer to note 7 for additional details. Accordingly, the Company and the board of directors does not view the working capital shortfall as a liquidity problem.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 2:    SIGNIFICANT ACCOUNTING POLICY

Basis of presentation of the interim condensed consolidated financial statements:

The interim condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

The accounting policies adopted in the preparation of the interim condensed consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements.

Disclosures of new standards in the period prior to their adoption:

IFRS 18 "Presentation and Disclosures in Financial Statements":

On April 9, 2024, the IASB issued IFRS 18 "Presentation and Disclosures in Financial Statements" to set out requirements for the presentation and disclosure of information in general purpose financial statements. The standard is effective for annual periods beginning on or after January 2027. The Company is assessing the impact of the new standard, including the impact of amendments to other accounting standards, as a result of the new standard on the consolidated financial statements. Early adoption is permitted and would need to be disclosed.

NOTE 3:    INVESTMENT IN JOINT VENTURES

As of June 30, 2024, the Company’s investment in joint ventures was composed of the following (dollars in thousands):

	Properties as of June 30, 2024			Investment Balance as of
				June 30,			December 31, 2023
				2024		2023
Joint Venture		Location	Ownership %	Unaudited			Audited
110 William Joint Venture	1	New York, New York	(1)	$141,133		$30,965	$112,514
Pacific Oak Opportunity Zone Fund I	4	Various	47.0%	35,296	(2)	35,539	36,068
353 Sacramento Joint Venture	1	San Francisco, California	55.0%	—	(3)	40,817	—
				$176,429		$107,321	$148,582
_____________________
(1)The Company committed to funding up to $105.0 million to the 110 William Joint Venture in exchange for 77.5% of preferred interest in the joint venture and as of June 30, 2024, the Company had funded $67.0 million. As of June 30, 2024, the Company owned 100% of the common interest in the joint venture.
(2)In April 2024, the Company received a distribution of capital of $1.5 million from the Pacific Oak Opportunity Zone Fund I.
(3)The Company’s investment in the 353 Sacramento Joint Venture is limited to the investment balance, as such, the Company does not guarantee any debt or other obligations associated with the joint venture.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 3:    INVESTMENT IN JOINT VENTURES (CONTINUED)

The equity in (loss) profit of joint ventures for the six and three months ended June 30, 2024 and 2023 and the year ended December 31, 2023 was as follows (in thousands):

	Six Months Ended June 30,		Three Months Ended June 30,		Year ended December 31, 2023
	2024	2023	2024	2023
	Unaudited		Unaudited		Audited
110 William Joint Venture	$(10,006)	$(16,609)	$(5,293)	$(12,427)	33,448
Pacific Oak Opportunity Zone Fund I	725	(1,227)	368	(604)	(706)
353 Sacramento Joint Venture	—	(35,185)	—	(17,927)	(75,929)
Equity in loss of joint ventures, net	$(9,281)	$(53,021)	$(4,925)	$(30,958)	$(43,187)

110 William Joint Venture:

Summarized information about the statements of financial position and the statements of profit or loss of Pacific Oak SOR SREF III 110 William, LLC (100%) (in thousands):

	June 30,		December 31,
	2024	2023	2023
	Unaudited		Audited
Current assets	$16,026	$7,942	$8,911
Non-current assets (investment property)	407,413	401,900	386,670
Current liabilities	8,594	355,484	10,514
Non-current liabilities	248,628	2,749	248,555

Equity	166,217	51,608	136,512

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$141,133	$30,965	$112,514

	Six Months Ended June 30,		Three Months Ended June 30,		Year ended December 31, 2023
	2024	2023	2024	2023
	Unaudited		Unaudited		Audited
Revenues	$8,065	$12,938	$3,979	$6,413	$24,474
Gross profit	427	4,477	430	2,334	4,908
Operating profit (loss) *)	438	(8,837)	414	(10,980)	(30,776)
Net (loss) income *)	(8,983)	(27,029)	(4,400)	(20,112)	4,988
Share of equity in (loss) profit from joint venture (Based on the waterfall mechanism)	(10,006)	(16,609)	(5,293)	(12,427)	33,448
*) Includes revaluation of investment properties	$30	$(13,314)	$—	$(13,314)	$(35,402)

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 3:    INVESTMENT IN JOINT VENTURES (CONTINUED)

Pacific Oak Opportunity Zone Fund I:

Summarized information about the statements of financial position and the statements of profit or loss of Pacific Oak Opportunity Zone Fund 1, LLC (100%) (in thousands):

	June 30		December 31,
	2024	2023	2023
	Unaudited		Audited
Current assets	$2,973	$2,953	$3,123
Non-current assets (investment properties)	130,830	101,427	125,691
Current liabilities	1,108	791	1,626
Non-current liabilities	58,245	48,998	50,771

Equity	74,450	54,591	76,417

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$35,296	$35,539	$36,068

	Six Months Ended June 30,		Three Months Ended June 30,		Year ended December 31, 2023
	2024	2023	2024	2023
	Unaudited		Unaudited		Audited
Revenues	$4,615	$3,598	$2,332	$2,343	$7,744
Gross profit	3,979	2,249	2,121	1,450	6,776
Operating profit (loss) *)	2,205	153	970	376	(5,050)
Net profit (loss) *)	1,242	153	411	376	(7,162)
Share of profit (loss) from joint venture (Based on the waterfall mechanism)	725	(1,222)	368	(604)	(706)
*) Includes revaluation of investment properties	$361	$1,022	$—	$281	$(7,587)

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 3:    INVESTMENT IN JOINT VENTURES (CONTINUED)

353 Sacramento Joint Venture:

Summarized information about the statements of financial position and the statements of profit or loss of 353 Sacramento Street, Pacific Oak SOR Acquisition XXIX, LLC (100%) (in thousands):

	June 30,		December 31,
	2024	2023	2023
	Unaudited		Audited
Current assets	$2,123	$15,723	$12,552
Non-current assets (investment property)	108,951	171,726	98,800
Current liabilities	117,745	2,148	113,157
Non-current liabilities	1,662	112,623	1,662

(Deficit) equity	(8,333)	72,678	(3,467)

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$—	$40,817	$—

	Six Months Ended June 30,		Three Months Ended June 30,		Year ended December 31, 2023
	2024	2023	2024	2023
	Unaudited		Unaudited		Audited
Revenues	$5,808	$5,878	$2,826	$2,907	$12,102
Gross profit (loss)	2,193	1,810	925	769	4,896
Operating profit (loss) *)	2,087	(59,859)	870	(30,175)	(130,218)
Net loss *)	(4,867)	(64,245)	(3,298)	(31,817)	(140,272)
Share of loss from joint venture (Based on the waterfall mechanism)	—	(35,185)	—	(17,927)	(75,929)
*) Includes revaluation of investment properties	$—	$(61,679)	$—	$(30,948)	$(134,537)

The Company does not attach the financial statements related to the investment in joint ventures, as the reports do not add more information to the contained above.

NOTE 4:    FINANCIAL INSTRUMENTS

The following were the fair values of the Company’s financial instruments as of June 30, 2024 and 2023, and December 31, 2023 (in thousands):

	June 30,		December 31,
	2024	2023	2023
	Unaudited		Audited
Notes payable	$627,950	$660,879	$611,725
Series B bonds	$196,764	$296,389	$296,380
Series C bonds	$99,173	$—	$102,664
Series D bonds	$77,520	$—	$—

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 4:    FINANCIAL INSTRUMENTS (CONTINUED)
The Series B bonds contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 475 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) Adjusted NOI shall be no lower than USD 35 million; and (iv) the consolidated scope of the projects for development of the Company shall not exceed 10% of the adjusted balance. As of June 30, 2024, the Company was in compliance with all covenants under the deed of trust of the Series B bonds; (i) Consolidated Equity Capital of the Company as of June 30, 2024 was $654.9 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 64%; (iii) the Adjusted NOI was $62.3 million for the trailing twelve months ended June 30, 2024; and (iv) the consolidated scope of projects was $0 as of June 30, 2024.
The Series C bonds contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 450 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) and the Loan to Collateral Ratio shall not exceed a rate of 75%. As of June 30, 2024, the Company was in compliance with all covenants under the deed of trust of the Series C bonds; (i) Consolidated Equity Capital of the Company as of June 30, 2024 was $654.9 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 64%; (iii) and the Loan to Collateral Ratio as of June 30, 2024 was 48%.
The Series D bonds contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 450 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) Adjusted NOI shall be no lower than USD 35 million. As of June 30, 2024, the Company was in compliance with all covenants under the deed of trust of the Series D bonds; (i) Consolidated Equity Capital of the Company as of June 30, 2024 was $654.9 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 64%; (iii) and the Adjusted NOI was $62.3 million for the trailing twelve months ended June 30, 2024.
The Company's investments in a real estate equity security and is carried at their estimated fair value based on quoted market prices (Level 1) for the security. Unrealized gains and losses are reported in finance loss from financial assets at fair value through profit or loss.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 5:    SEGMENT INFORMATION

The operating segments are identified on the basis of information that is reviewed by the chief operating decision maker ("CODM") to make decisions about resources to be allocated and asses its performance. All corporate related costs are included in the strategic opportunistic properties segment to align with how financial information is presented to the CODM. The selected financial information for the reporting segments as of and for the six and three months ended June 30, 2024 and 2023 and as of and the year ended December 31, 2023 is as follows (in thousands):

	June 30, 2024
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Unaudited
Investment properties	$1,025,158	$407,980	$—	$1,433,138
Property plant and equipment - hotel, net	$—	$—	$36,831	$36,831
Total assets	$1,287,193	$419,230	$38,556	$1,744,979
Total liabilities	$856,553	$202,283	$23,469	$1,082,305

	Six months ended June 30, 2024
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Unaudited
Total revenues and other income	$46,176	$18,022	$5,039	$69,237
Gross profit	$20,240	$7,982	$1,382	$29,604
Finance expenses, net	$28,899	$4,709	$1,174	$34,782

	Three months ended June 30, 2024
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Unaudited
Total revenues and other income	$23,013	$8,866	$2,235	$34,114
Gross profit	$9,951	$3,716	$454	$14,121
Finance expenses, net	$15,066	$2,339	$604	$18,009

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 5:    SEGMENT INFORMATION (CONTINUED)

	June 30, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Unaudited
Investment properties	$1,140,054	$438,258	$—	$1,578,312
Property plant and equipment - hotel, net	$—	$—	$41,115	$41,115
Total assets	$1,388,750	$454,115	$46,521	$1,889,386
Total liabilities	$817,047	$220,514	$25,710	$1,063,271

	Six months ended June 30, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Unaudited
Total revenues and other income	$48,158	$18,782	$5,478	$72,418
Gross profit	$22,059	$9,395	$1,533	$32,987
Finance expenses, net	$25,533	$5,174	$1,112	$31,819

	Three months ended June 30, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Unaudited
Total revenues and other income	$24,153	$9,344	$2,565	$36,062
Gross profit	$11,325	$4,730	$589	$16,644
Finance expenses, net	$12,756	$2,443	$589	$15,788

	December 31, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Audited
Investment properties	$1,087,376	$406,211	$—	$1,493,587
Property plant and equipment - hotel, net	$—	$—	$40,634	$40,634
Total assets	$1,407,870	$436,394	$48,847	$1,893,111
Total liabilities	$879,854	$203,410	$26,957	$1,110,221

	Year ended December 31, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Audited
Total revenues and other income	$97,743	$38,637	$9,153	$145,533
Gross profit	$41,438	$16,283	$2,208	$59,929
Finance expenses, net	$55,590	$10,279	$2,347	$68,216

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 6:    SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Sale of Financial Assets

During the six months ended June 30, 2024, the Company sold the remaining interest in one of the Company’s financial assets (real estate equity securities) for gross sale proceeds of approximately $16.4 million.

Park Highland Sales

In March 2024, the Company, through indirect wholly owned subsidiaries, entered into a purchase and sale agreement for the sale of approximately 454 developable acres of Park Highlands undeveloped land, from the Company’s strategic opportunistic properties segment, for gross sale proceeds of approximately $195.0 million, before closing costs, credits and taxes. A portion of the acres to be sold are pledged as collateral for the Series C bonds. The Company expects to complete the sale in November 2024 and 2025, in two tranches and there can be no assurance that the Company will complete the sale. The purchaser is not affiliated with the Company or the Company's advisor.

Recent Debt Transactions

In January 2024, the Company obtained an interest-only mortgage loan with a maximum principal amount of $23.5 million, of which $20.0 million was funded at the time of closing. The loan is secured by the Eight & Nine Corporate Centre office complex, has a contractual interest rate of the greater of 8.90% or a floating rate of 490 basis points over the one-month SOFR rate, has an initial maturity date of February 9, 2026, and three one-year extension options.

In January 2024, the Company made the first principal installment payment of 388.1 million Israeli new Shekels (approximately $106.6 million as of January 31, 2024) in connection with the Company’s Series B bonds. Subsequent to the first installment payment, two additional Series B bond installments remain, each, due on January 31, 2025 and 2026, respectively.

In April 2024, the Company issued 288.1 million Israeli new shekels (approximately $76.2 million as of April 24, 2024) of Series D bonds to Israeli investors pursuant to offerings registered with the Israeli Securities Authority. The Series D bonds bears interest at 9.5% and have principal installment payments equal to 33.33% of the face amount due on February 28th from 2027 to 2029.

In June 2024, the Company refinanced and consolidated two of its mortgage loans into one loan with an outstanding principal balance of $34.2 million, a contractual interest rate of 350 basis points over the one-month SOFR rate and a maturity date of April 30, 2025. The loan is cross-collateralized by the Richardson Office and Q&C Hotel properties and also has a cross-default clause.

Dividend Approval

On May 16, 2024, the Company’s board of directors approved a distribution of dividend in the amount of $5.0 million to the owner. As of June 30, 2024, $2.7 million remains to be distributed.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 7:    SUBSEQUENT EVENTS

The Company evaluates subsequent events up until the date the interim condensed consolidated financial statements are issued.

Series D Bonds Expansion

In August 2024, the Company issued an additional 299.0 million Israeli new shekels (approximately $80.8 million as of August 20, 2024) par value of Series D bonds to Israeli investors pursuant to offerings registered with the Israeli Securities Authority. The additional Series D bonds would be identical in the terms and pari passu to the existing Series D bonds and all proceeds are restricted for the Series B bond payment.

Lofts at NoHo Commons

In August 2024, the Company, through an indirect partially owned (90%) subsidiary, entered into a purchase and sale agreement for the sale the Lofts at NoHo Commons for gross sale proceeds of approximately $92.5 million, before closing costs and credits, with a planned closing in September 2024. There can be no assurance that the Company will complete the sale. The purchaser is not affiliated with the Company or the Company's advisor.

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